UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2013

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

a)	Dismissal of independent registered public accounting firm.

On August 19, 2013, Affinity Gaming, at the direction and with the approval of the Audit Committee of our Board of Directors (the “Audit Committee”), dismissed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm effective as of that date. We notified PwC of its dismissal on the same day.

PwC's report on our consolidated financial statements for the fiscal year ended December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor did PwC qualify or modify its opinion as to uncertainty, audit scope or accounting principles. During the period from March 29, 2012 (the date PwC’s engagement with us began) through the fiscal year ended December 31, 2012, and through August 19, 2013 (the “Applicable Time Period”), we had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of disagreement in their reports on our consolidated financial statements. During the Applicable Time Period, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in our internal control over financial reporting as we described in Item 9A of our Annual Report on Form 10-K/A for the year ended December 31, 2012, as filed with the Securities and Exchange Commission the (“SEC”) on August 5, 2013, and Item 4 of our quarterly reports on Form 10-Q/A for the quarter ended March 31, 2013 and Form 10-Q for the quarter ended June 30, 2013, as filed with the SEC on August 5, 2013 and August 14, 2013, respectively. The material weakness in internal control over financial reporting related to the preparation and review of our consolidated statement of cash flows or, more specifically, the classification of excess cash from discontinued operations.

Our management has authorized PwC to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

We provided PwC a copy of this Current Report on Form 8-K prior to filing it with the SEC, and we requested that PwC furnish the SEC with a letter stating whether PwC agrees with the above statements in item 4.01(a). A copy of PwC’s letter, dated August 23, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b)	Engagement of new independent registered public accounting firm.

On August 19, 2013, the Audit Committee approved the engagement of Ernst & Young LLP (“E&Y”) as our new independent registered public accounting firm beginning with fiscal year ended December 31, 2013, and to perform procedures related to the financial statements to be included in our Quarterly Report on Form 10-Q beginning with, and including, the fiscal quarter ending September 30, 2013. E&Y’s appointment was effective August 21, 2013.

We did not consult with E&Y during the fiscal years ended December 31, 2012 and 2011, or during any subsequent period prior to August 21, 2013 with respect to any of the matters or events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01(d) Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	August 23, 2013	By:	/s/ Donna Lehmann
		Name:	Donna Lehmann
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 23, 2013